Exhibit 10.23

Loan Agreement between the Registrant and RealEcon, and Promissory Note, dated January 16, 1995.

                            SECURED PROMISSORY NOTE


$146,000.00                                                    January 16, 1995


     FOR VALUE RECEIVED, DEBBIE REYNOLDS HOTEL AND CASINO, INC., a Nevada corporation, and DEBBIE REYNOLDS RESORTS, INC., a Nevada corporation, whose address is 305 Convention Center Drive, Las Vegas, Nevada 89109 (collectively, "Maker"), jointly and severally do hereby promise to pay to the order of REALECON, a California corporation, at 4 Hutton Centre Drive, Suite 410, Santa Ana, California 92707 ("Lender"), or such other place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of One Hundred Forty-Six Thousand Dollars ($146,000.00), together with interest on the outstanding principal balance from time to time outstanding at a rate equal to twelve percent (12%) per annum, compounded annually.

     Maker is the owner and operator of the Debbie Reynolds Hotel and Casino located in Las Vegas, Nevada (the "Project"), and is currently engaged in the business of, among other things, selling timeshare interests in the Project (the "Timeshare Unit(s)"). This Note is made in connection with a Loan Agreement of even date herewith between Maker and Payee (the "Loan Agreement").

     This Note shall mature on May 16, 1995 (the "Maturity Date"). Required payments on this Note of principal and accrued interest shall be due and payable as follows (collectively, the "Required Payments"):

     (a) Commencing on February 25, 1995 and continuing to and including March 26, 1995 (the "First Payment Period"), Maker, upon the closing of any sale of any Timeshare Unit by Maker during such period, shall cause to be paid to Lender by the escrow holder of such sale, directly out of escrow ("Escrow") from the proceeds of sale of each such Timeshare Unit ("Proceeds"), the amount of One
Thousand Dollars ($1,000.00), until a total of Fifty Thousand Dollars ($50,000.00) has been paid to Lender during such First Payment Period.

     (b) Commencing on March 27, 1995 and continuing to and including April 25, 1995 (the "Second Payment Period"), Maker, upon the closing of any sale of any Timeshare Unit by Maker during such period, shall cause to be paid to Lender by the escrow holder of such sale, directly out of Escrow from the Proceeds, the amount of One Thousand Two Hundred Dollars ($1,200.00), until a total of (i) Sixty-Nine Thousand Six Hundred Dollars ($69,600.00), plus (ii) any deficiency in the amounts which should have been paid to Lender during the First Payment Period, is paid to Lender during such Second Payment Period.

     (c) Commencing on April 26, 1995 and continuing to and including the Maturity Date (the 'Third Payment Period"), Maker, upon the closing of any sale of any Timeshare Unit by Maker during such period, shall cause to be paid to Lender by the escrow holder of such sale, directly out of Escrow from the Proceeds, the amount of One Thousand Dollars ($1,000.00), until such time as all principal and accrued, but unpaid, interest under this Note is paid in full.

     (d) In the event of any refinancing of the debt encumbering the Project (a "Refinancing"), Borrower shall pay to Lender, within three (3) days following such Refinancing, all outstanding amounts under this Note, including, without limitation, principal and accrued, but unpaid, interest.

     All principal and accrued, but unpaid, interest on this Note shall be due and payable on the Maturity Date. All payments on this Note shall, at the option of Lender or the holder of this Note, be applied first to the payment of accrued interest, and after all such interest has been paid, any remainder shall be applied to reduction of the principal balance. Principal and interest shall be payable in lawful money of the United States.

     Maker shall pay interest on all amounts (including both principal and interest) outstanding under this Note after the Maturity Date (whether by acceleration after a default or otherwise) at a rate equal to twelve percent (12%) per annum, compounded annually, and such interest shall continue to accrue until the date such default is cured pursuant to the provisions of this Note. Anything herein to the contrary notwithstanding, if a late charge is assessed hereunder, such amount shall not exceed the maximum amount permitted by law.

                                        DG
                                     --------
                                     Initials

     Maker has the right to prepay at any time, without penalty, all or any part of the unpaid balance of the principal hereof.

     Maker shall be in default under this Note if (i) any payment of principal or interest is not paid to Lender or the holder of this Note when due; (ii) maker shall be in default under the terms of the Loan Agreement; or (iii) Maker shall make an assignment for the benefit of creditors, admit in writing its inability to pay its debts generally as they become due, files a petition in bankruptcy, be adjudicated insolvent or bankrupt, or petitions or applies to any tribunal for a receiver or for any relief under bankruptcy or other debtor protection statutes. Upon the occurrence of an event of default hereunder, the whole of the unpaid principal and interest owing on this Note shall, at the election of Lender or the holder hereof and without notice, become immediately due and payable.

     If this Note is not paid when due, whether at maturity or by acceleration, the undersigned promises to pay all costs of collection, including, but not limited to, reasonable attorneys' fees, and all expenses incurred in connection with the protection or realization of any collateral incurred by Lender hereof on account of any such collection, whether or not suit is filed hereon. The undersigned expressly waives presentment, diligence, protest, and demand, notice of protest, demand and dishonor and nonpayment of this Note, and all other notices of any kind, and expressly agrees that this Note or any payment hereunder, may be extended from time to time; and consents to the acceptance of any security for this Note. To the fullest extent permitted by law, the defense of the statute of limitations and any action on this Note is waived by the undersigned.

     This Note may from time to time be extended or renewed by Lender, with or without notice to the undersigned and any related right may be waived, exchanged, surrendered, or otherwise dealt with, all without affecting the liability of the undersigned.

     All agreements between the undersigned and Lender hereof are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to Lender hereof for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstances whatsoever, fulfillment of any provision hereof or any security agreement securing this Note or any other agreement referred to herein, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstances the holder hereof shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest. This provision shall control every other provision of all agreements between the undersigned and the holder hereof.

     This Note is secured by the collateral assignment to Lender of certain promissory notes payable to Maker pursuant to that certain Assignment of Promissory Notes and that certain Assignment of Deeds of Trust, both of even date herewith executed by Maker in favor of Lender.

     Should Maker sell, convey, transfer, lease, dispose of, or further encumber or refinance any debt which encumbers the Project, or any portion thereof (whether voluntarily or involuntarily), without providing written notice to Lender and paying to Lender the amounts set forth in subparagraph (d) above, then Lender shall have the right, at its option, to declare all sums under this Note to be immediately due and payable.

     The provisions hereof shall be binding upon the legal representatives, successors and assigns of the undersigned, and shall inure to the benefit of Lender, its legal representatives, successors and assigns.

     This Note shall be governed by and construed in accordance with the laws of the State of Nevada and the exclusive forum in the determination of any action relating to the collection, validity, or enforceability of this Note shall be the United States District Court located in the County of Orange, State of California.


DEBBIE REYNOLDS RESORTS, INC.,            DEBBIE REYNOLDS HOTEL AND
a Nevada Corporation                      CASINO, INC., a Nevada Corporation

                                          By:  /s/ Donald Granatstein
By:  /s/ Donald Granatstein                    ------------------------------
     -----------------------------        Its:  Executive V.P. & Asst. Secretary
Its:   President & Asst. Secretary

                       AMENDMENT NO. 1 TO LOAN AGREEMENT


     This Amendment No. 1 to Loan Agreement is made and entered into as March 13, 1995 (the "Effective Date"), by and between (i) REALECON, a California corporation ('Lender"), and (ii) DEBBIE REYNOLDS HOTEL AND CASINO, INC., a Nevada corporation ("DRHCI"), and DEBBIE REYNOLDS RESORTS, INC., a Nevada corporation ("DRRI") (collectively, "Borrower"), with reference to the following facts:

                                 R E C I T A L S

     A. Borrower and Lender have entered into that certain Loan Agreement dated as of January 16, 1995 (the "Loan Agreement") under the terms and conditions of which Borrower borrowed from Lender, and Lender loaned to Borrower, the sum of One Hundred Twenty-Five Thousand Dollars ($125,000.00) in consideration for the repayment by Borrower to Lender of the sum of One Hundred Forty-Six Thousand Dollars ($146,000.00), together with interest on such One Hundred Forty-Six Thousand Dollar ($146,000.00) amount, pursuant to the terms and conditions of that certain Secured Promissory Note dated as of January 16, 1995 executed by Borrower in favor of Lender (the "Note").

     B. Borrower desires to Borrower from Lender an additional Seventy-Five Thousand Dollars ($75,000.00) in consideration for increasing the principal amount owed under the terms of the Note by Eighty-Seven Thousand Five Hundred Dollars ($87,500.00), under the terms and conditions set forth herein.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing facts, and upon the mutual covenants and conditions hereinafter contained, the parties hereto hereby agree as follows:

     1. Defined Terms. All terms used herein with their initial letter capitalized shall have the same meaning as set forth in the Loan Agreement unless otherwise defined herein.

     2. Increase in Loan. In consideration for making an additional advance to Borrower of Seventy-Five Thousand Dollars ($75,000.00), Borrower hereby agrees to repay to Lender an additional principal sum under the Note of Eighty-Seven Thousand Five Hundred Dollars ($87,500.00), together with additional interest on such Eighty-Seven Thousand Five Hundred Dollar ($87,500.00) amount, pursuant to the terms and conditions of the Note, as modified by that certain Note Modification Agreement of even date herewith between Lender and Borrower, in the form of that attached hereto as Exhibit "A" and incorporated herein by this reference (the "Note Modification"). Concurrently with the execution hereof, Borrower shall execute and deliver to Lender the Note Modification.

     3.  Additional  Collateral.  Borrower's  performance  under  the  Note,  as modified by the Note Modification, shall be further secured pursuant to Borrower's collateral assignment to Lender, and Borrower hereby grants a security interest to Lender in and to, all of Borrower's right, title, and interest in and to all of Borrower's right to receive any amounts under those certain Vacation Partners Purchase Agreements (Nevada) listed on Exhibit "B" attached hereto and incorporated herein by reference, which evidence amounts owed to Borrower from the buyers' named therein in the aggregate principal amount as of the date hereof of approximately Seventy-Nine Thousand Dollars ($79,000.00) (collectively, the "Additional Collateral Agreements"). Said buyers' performance under the Additional Collateral Agreements are secured by those certain Deeds of Trust which name Borrower as beneficiary, and which are recorded in the county of Clark, state of Nevada, encumbering certain Timeshare Interests purchased by the trustors under such Deeds of Trust (collectively, the "Additional Collateral Deeds of Trust"). The assignment of the Additional Collateral Agreements shall be evidenced by Borrower's execution and delivery to Lender concurrently herewith of an Assignment of Purchase Agreements in the form of that attached hereto as Exhibit "C" and incorporated herein by this reference (the "Additional Collateral Agreements Assignment"). Concurrently herewith, Borrower shall also execute and acknowledge and deliver to Lender an Assignment of Deeds of Trust in the form of that attached hereto as Exhibit "D" assigning to Lender all of Borrower's beneficial interest under the Additional Collateral Deeds of Trust (the "Additional Collateral Deeds of Trust Assignment"). Concurrently herewith, Borrower shall also execute and deliver to Lender a UCC-2 Amendment to Financing Statement in the form of that attached hereto as Exhibit "E."

     Concurrently herewith, Borrower shall deliver to Lender the originals of all Additional Collateral Agreements and Additional Collateral Deeds of Trust. To the extent that Borrower does not have in its possession any of the Additional Collateral Deeds of Trust, Borrower shall forward such original Additional Collateral Deeds of Trust to Lender immediately following receipt thereof. The Additional Collateral Agreements shall be deemed for all purposes Collateral Agreements under the terms of the Loan Agreement, and the Additional Collateral Deeds of Trust shall be deemed for all purposes Collateral Deeds of Trust under the Loan Agreement, and shall be subject to all of the terms and conditions of the Loan Agreement.

     4. Agreement to Provide Additional Ten (10) Collateral Agreements. Borrower acknowledges and agrees that Borrower shall deliver to Lender, and Lender shall be entitled to list on Exhibit "B" attached hereto, the next ten (10) consecutive Vacation Partners Purchase Agreements (Nevada) executed by Borrower and the buyer's named therein with respect to the sale of Timeshare Interests in the Project which actually result in a closing and sale of a Timeshare Interest (the "Future Additional Collateral Agreements"), and such Future Additional Collateral Agreements shall be deemed for all purposes Collateral Agreements under the terms of the Loan Agreement, and shall be subject to all of the terms and conditions of the Loan Agreement; provided, however, Borrower shall not be obligated to pay to Lender, and such sums shall not be added to the amounts due under the Note, any payments made to Borrower attributable to the Future Additional Collateral Agreements through April 30, 1995. Commencing on May 1, 1995, in the event all amounts due under the Note, as amended by the Note Modification, have not been paid to Lender, the Future Additional Collateral Agreements shall be subject to all of the terms and conditions of the Loan Agreement, including, without limitation, paragraph 2 thereof. Borrower shall also deliver to Lender, immediately upon recordation the Deeds of Trust securing the buyers' performance under the Future Additional Collateral Agreements (the "Future Additional Collateral Deeds of Trust), and execute such additional Assignments of Deeds of Trust assigning such deeds of trust to Lender, as Lender may request, and such Future Additional Collateral Deeds of Trust shall be deemed for all purposes Collateral Deeds of Trust under the Loan Agreement, and shall be subject to all of the terms and conditions of the Loan Agreement.

     5. Issuance of Stock. In partial consideration for advancing the additional funds described in this Amendment, concurrently herewith, or within ten (10) days following the Effective Date, DRHCI shall deliver to John L. Rainaldi ("Rainaldi") a Stock Certificate executed by the President and Secretary of DRHCI evidencing the issuance to John L. Rainaldi of ten thousand (10,000) shares of common stock of DRHCI, as adjusted by any stock splits or dividends subsequent to the date hereof (the "DRHCI Stock"). DRHCI hereby represents and warrants to Lender and Rainaldi that, upon issuance of the stock certificates representing the DRHCI Stock, the DRHCI Stock shall be duly and validly issued, fully paid, and nonassessable. DRHCI also acknowledges and agrees that the DRHCI Stock shall be owned by Rainaldi and shall not constitute collateral for any amounts loaned to Borrower under the terms hereof or the Loan Agreement. The failure of DRHCI to deliver the stock certificates representing the DRHCI Stock in the manner provided for in this paragraph 5 shall constitute a material default under the terms of the Loan Agreement.

     6. Escrow Instruction. Concurrently herewith, Borrower shall execute and deliver to the Escrow Holder Irrevocable Escrow Instructions in the form of those attached hereto as Exhibit "F," instructing Escrow Holder, as a condition of closing of each Timeshare Escrow, to pay the Required Payments to Lender directly out of the proceeds of the sale from each such Timeshare Escrow, pursuant to the terms and conditions of the Note, as amended by the Note Modification, and to deliver the documents referenced in paragraph 4 hereof, as an when escrow closings occur.

     7. No Other Changes. Except as modified herein, the remaining terms and conditions of the Loan Agreement shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                         DEBBIE REYNOLDS HOTEL AND CASINO,
                         INC., a Nevada corporation


                         By:  /s/ Donald Granatstein
                              ---------------------------
                           Its:  Executive Vice President
                                 ------------------------

                         By:  /s/ Henry Ricci
                              ---------------------------
                           Its:  President
                                 ------------------------


                      [SIGNATURES CONTINUED ON NEXT PAGE]

                         DEBBIE REYNOLDS RESORTS, INC., a
                              Nevada Corporation


                         By:  /s/ Donald Granatstein
                              ---------------------------
                           Its:  Executive Vice President & Secretary
                                 ------------------------------------


                         REALECON, a California Corporation


                         By:  /s/ John L. Rainaldi
                              ---------------------------
                           Its:  President

EXHIBITS

A        Note Modification
B        List of Additional Collateral Agreements
C        Assignment of Purchase Agreements
D        Assignment of Deeds of Trust
E        UCC-2
F        Escrow Instructions

                          NOTE MODIFICATION AGREEMENT



     This Note Modification Agreement ("Agreement") is made and entered into as of March 13, 1995 ("Effective Date"), by and between (i) REALECON, a California corporation ("Lender"), and (ii) DEBBIE REYNOLDS HOTEL AND CASINO, INC., a
Nevada corporation, and DEBBIE REYNOLDS RESORTS, INC., a Nevada corporation (collectively, "Maker").

                                    RECITALS

     A. Maker executed and delivered to Lender that certain Secured Promissory Note dated as of January 16, 1995 in the principal amount of One Hundred Forty-Six Thousand Dollars ($146,000.00) (the "Note"), the definitions of which are incorporated herein by reference.

     B. Maker and Payee desire to amend the terms of the Note under the terms and conditions set forth herein.


                                   AGREEMENT


     NOW, THEREFORE, in consideration of the foregoing facts, the parties hereto hereby agree as follows:

     1. Amendment to Principal Amount. As of the Effective Date, the principal balance of the Note as of the date hereof shall be increased by Eighty-Seven Thousand Five Hundred Dollars ($87,500.00) over and above the principal amount otherwise owing on this Note as of such date.

     2. New Maturity Date. The Note shall mature on July 16, 1995 (the "Maturity Date"), and the Third Payment Period and the terms applicable thereto in the Note shall be extended to such new Maturity Date.

     3. Payments from Buyers' Under Collateral Agreements. In addition to all other amounts which become due and payable under this Note, an amount equal to any amounts which Borrower receives as payments under those certain Vacation Partners Purchase Agreements (Nevada) from the buyers' thereunder, which have been collaterally assigned to Lender as security for the payment of this Note under the terms and conditions of the Loan Agreement or the Amendment No. 1 to Loan Agreement between Borrower and Lender of even date herewith, shall be due and payable to Lender within five (5) days of receipt of such amounts by Borrower.

     4. No Other Changes. Except as expressly modified herein, the remaining terms and conditions of the Note shall remain unmodified, and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                         DEBBIE REYNOLDS HOTEL AND CASINO,
                         INC., a Nevada Corporation



                         By:  /s/ Donald Granatsteien
                              ---------------------------
                              Its:  Executive Vice President
                                    ---------------------------

                         By:  Henry Ricci
                              ---------------------------
                              Its:  President
                                    ---------------------------


                         DEBBIE REYNOLDS RESORTS, INC., a
                         Nevada Corporation



                         By:  /s/ Donald Granatstein
                              ---------------------------
                           Its:  President & Secretary
                                 ---------------------------


                         REALECON, a California corporation



                         By:  /s/ John L. Rainaldi
                              ---------------------------
                          Its:  President
                                ---------------------------